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                                                                    Exhibit 10.7

                 AMENDMENT 1 TO RECEIVABLES TRANSFER AGREEMENT


AMENDMENT, dated as of October 7, 1997, to the Receivables Transfer Agreement, dated as of September 30, 1996 (the "Receivables Agreement"), among IKON FUNDING
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INC., a Delaware corporation (the "Transferor"), IKON CAPITAL INC., a Delaware
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corporation (the "Originator" and, in its capacity as Collection Agent, the
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"Collection Agent"), OLD LINE FUNDING CORP., a Delaware corporation (the
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"Issuer"), and ROYAL BANK OF CANADA, a Canadian chartered bank acting through its New York Branch, as agent (the "Agent") for the Transferees.
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                                    RECITALS

     WHEREAS, the Transferor, the Originator, the Issuer and the Agent have agreed, subject to the terms and conditions of this Amendment, to amend the Receivables Agreement as hereinafter set forth.

     Terms used herein but not defined herein shall have the meaning assigned thereto in the Receivables Agreement.

                 NOW, THEREFORE, the parties agree as follows:

          1  Amendment of Receivables Agreement.  The Receivables Agreement
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shall be and is hereby amended, as of the date hereof, as follows:

     (a)  The definition of "Applicable Percentage" in Exhibit I to the
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          Receivables Agreement shall be amended in its entirety to read as follows:

          "Applicable Percentage" means, with respect to the Consideration
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          payable with respect to Receivables, a percentage equal to the product of (a) four, (b) the weighted average life of such Receivables expressed in years and fractions thereof and as reported in the most recent Transferor Report and (c) the Default Ratio as reported in the most recent Transferor Report.

     (b)  The definition of "Default Ratio" in Exhibit I to the Receivables
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          Agreement shall be amended by deleting the phrase "aggregate
          Outstanding Balance" in clause (i) thereof and replacing it with the phrase "the total Periodic Payments due to the Transferor over the remaining term calculated as of the last day of the current calendar month" and by deleting the phrase "aggregate Outstanding Balance" in clause (ii) thereof and replacing it with the phrase "the total Periodic Payments due to the Transferor over the remaining term calculated as of the last day of the prior calendar month less all cash Collections and payments received from Dealers or Obligors on terminated Contracts received during such current calendar month."
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     (c)  The definition of "Defaulted Receivable" in Exhibit I to the
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          Receivables Agreement shall be amended by deleting the phrase "from the original due date" in clause (i) and replacing it with the phrase "after the invoice date."

     (d)  The definition of "Delinquency Ratio" in Exhibit I to the Receivables
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          Agreement shall be amended by deleting the phrase "aggregate amount of all" in clause (i) and replacing it with the phrase "total Periodic Payments due to Transferor over the remaining term of all Related Contracts having one or more" and by deleting the phrase "aggregate Outstanding Balance" in clause (ii) and replacing it with the phrase "the total Periodic Payments due to the Transferor over the remaining term calculated as of the last day of the prior calendar month less all cash Collections and payments received from Dealers or Obligors on terminated Contracts received during such current calendar month."

     (e)  The definition of "Delinquent Receivable" in Exhibit I to the
                             ---------------------
          Receivables Agreement shall be amended by deleting the phrase "30 or more days from the original due date" in clause (i) and replacing it with the phrase "one or more days after the invoice date."

     (f)  The definition of "Fixed Period" in Exhibit I to the Agreement is
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          hereby amended by deleting the number "270" in clause (i) and replacing it with the number "78."

     (g)  The definition of "Outstanding Balance" in Exhibit I to the Agreement
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          is hereby amended by deleting the word "net" in the first line thereof.

     (h)  The definition of "Parent" in Exhibit I to the Agreement shall be
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          amended in its entirety to read as follows: "Parent" means "IKON
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          Office Solutions, Inc."

          2.   Execution in Counterparts, Etc.  This Amendment may be executed
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in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

          3.   Receivables Agreement in Full Force and Effect.  Except as
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amended by this Amendment, all of the provisions of the Receivables Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

          4.   References to Receivables Agreement.  From and after the date
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hereof, (a) all references in the Receivables Agreement to "this Agreement,"
"hereof," "herein," or similar terms and (b) all references to the Receivables Agreement in each agreement, instrument and other document executed or delivered in connection with the Receivables Agreement, shall mean and refer to the Receivables Agreement, as amended by this Amendment.
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          5.   Further Assurances.  The parties hereto agree to execute and
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deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

          6.   Governing Law.  This Amendment shall be governed by, and
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construed in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSFEROR:                             IKON FUNDING INC.


                                        By:
                                           ----------------------------
                                        Name:
                                        Title:


ORIGINATOR:                             IKON CAPITAL INC.


                                        By:
                                           ----------------------------
                                        Name:
                                        Title:


AGENT:                                  ROYAL BANK OF CANADA, as Agent for the
                                          Issuer


                                        By:
                                           ----------------------------
                                        Name:
                                        Title:


                                        By:
                                           ----------------------------
                                        Name:
                                        Title: